Table of Contents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☒   Definitive Proxy Statement

☐   Definitive Additional Materials

☐   Soliciting Material under § 240.14a-12

FOCUS UNIVERSAL INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒   No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐   Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule of Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Focus Universal Inc. 2311 East Locust Court Ontario, CA 91761

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 20, 2025

Dear Focus Universal Shareholders,

The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Focus Universal Inc. (the “Company”) will be held at the Company’s headquarters located at 2311 East Locust Court, Ontario, California 91761 on Friday, June 20, 2025, at 2:00 p.m., Pacific Daylight Time, to consider and act upon the following matters:

1.	To elect five (5) members to the Board of Directors of the Company to serve until the 2026 Annual Meeting of Shareholders;

2.	To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.	To approve, subject to the Board of Directors’ discretion, to adopt, an amendment and restatement to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 15,000,000 shares to a total of 25,000,000 shares;

4.	To approve, subject to the Board of Directors’ discretion, to adopt, an amendment and restatement to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock, $0.001 par value per share;

5.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

6.	To approve, on a non-binding advisory basis, the frequency of the shareholder advisory vote on the compensation of our named executive officers; and

7.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Board of Directors of the Company has fixed the close of business on April 21, 2025, as the record date (the “Record Date”) for determining shareholders entitled to notice of and to vote at the Annual Meeting.

YOUR VOTE IS VERY IMPORTANT. YOU MAY VOTE BY MAIL, THROUGH THE INTERNET, BY TELEPHONE OR BY ATTENDING THE ANNUAL MEETING AND VOTING BY BALLOT, ALL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The accompanying proxy statement provides a detailed description of the Proposals. We urge you to read the accompanying proxy statement, including the appendices, carefully and in their entirety. If you have any questions concerning the Proposals or the accompanying proxy statement of which this notice forms a part, or if you would like additional copies of the accompanying proxy statement, please contact the Secretary of Focus Universal Inc. at (626) 272-3883.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2025. This Notice of Annual Meeting of Shareholders, the Proxy Statement, and our Form 10-K are available online at http://www.proxyvote.com. The Company intends to mail the Notice of Annual Meeting and accompanying Proxy Statement to shareholders on or about the Record Date.

Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy card in the prepaid envelope provided, as soon as possible, so your shares can be voted at the meeting in accordance with your instructions. If you prefer, you may instead vote electronically through the internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Your vote is important no matter how many shares you own. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before your proxy is voted. The Company asks that shareholders planning to attend the Annual Meeting notify the Company at least 48 hours in advance of the meeting by calling (626) 272-3883. Your prompt cooperation is greatly appreciated.

All shareholders as of the Record Date are cordially invited to attend the Annual Meeting.

Admission to Annual Meeting

Attendance at the Annual Meeting is limited to shareholders of the Company as of the Record Date. For safety and security reasons, video and audio recording devices and other electronic devices will not be allowed in the meeting. If your shares are held in the name of your bank, brokerage firm or other nominee, you must bring to the Annual Meeting a copy of your proxy card, an account statement, or a letter from the nominee indicating that you beneficially owned the shares as of the Record Date for voting. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting.

For registered shareholders, a copy of your proxy card can serve as verification of stock ownership. Shareholders who do not present a copy of their proxy card at the Annual Meeting will be admitted only upon verification of stock ownership, as indicated herein. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting. In addition, all Annual Meeting attendees will be asked to present valid government-issued photo identification, such as a driver’s license or passport, as proof of identification before entering the Annual Meeting, and attendees may be subject to security inspections.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Desheng Wang

Desheng Wang

Chief Executive Officer and Secretary

April 30, 2025

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PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 20, 2025

INTRODUCTION

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Focus Universal Inc. (the “Company”) of proxies to be voted at the 2025 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Company’s headquarters located at 2311 East Locust Court, Ontario, California 91761 at 2:00 p.m., Pacific Daylight Time, on Friday, June 20, 2025 and at any adjournment or postponement thereof (the “Proxy Statement”). This Proxy Statement and the accompanying proxy card are being mailed to shareholders commencing on or about the Record Date. Only the holders of our “Common Stock” at the close of business on April 21, 2025 (the “Record Date”), will have the right to vote at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The following are some questions that you, as a shareholder of the Company, may have regarding the Annual Meeting, together with brief answers to those questions. We urge you to read carefully the remainder of this Proxy Statement, including the appendices and other documents referred to in this Proxy Statement, because the information in this section may not provide all of the information that might be important to you with respect to the Annual Meeting.

Q:	Why am I receiving these materials?
A:	The Company is sending these materials to its shareholders to help them decide how to vote their shares of Common Stock with respect to the Proposals to be considered at the Annual Meeting of the Company’s shareholders to be held on June 20, 2025, which we refer to as the “Annual Meeting,” and you should read them carefully.

Q:	Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
A:

In accordance with rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we may furnish proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, to our shareholders by providing access to such documents on the internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice”), which was mailed to the holders of our common stock, par value $0.001 per share (the “Common Stock”), will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

The Notice of the Annual Meeting, Proxy Statement, and Annual Report on Form 10-K are available online at www.proxyvote.com.

Q:	When and where will the Annual Meeting take place?
A:	The Annual Meeting will be held on June 20, 2025, at 2:00 p.m., local time, at 2311 East Locust Court, Ontario, California 91761.

Q:	Who can attend and vote at the Annual Meeting?
A:

The Company’s shareholders of record as of the close of business on April 21, 2025, the Record Date for the Annual Meeting, are entitled to receive notice of, attend, and vote at the Annual Meeting.

If your shares are held in the name of your bank, brokerage firm or other nominee, you must bring to the Annual Meeting a copy of your proxy card, an account statement, or a letter from the nominee indicating that you beneficially owned the shares as of the Record Date for voting. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting.

For registered shareholders, a copy of your proxy card can serve as verification of stock ownership. Shareholders who do not present a copy of their proxy card at the Annual Meeting will be admitted only upon verification of stock ownership, as indicated herein. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting. In addition, all Annual Meeting attendees will be asked to present valid government-issued photo identification, such as a driver’s license or passport, as proof of identification before entering the Annual Meeting, and attendees may be subject to security inspections.

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Q:	What will be voted on at the Annual Meeting?

A:	At the Annual Meeting, the shareholders will be asked:

	•	To elect five (5) members to the Board to serve until the 2026 Annual Meeting of Shareholders (the “Election of Directors Proposal”);

	•	To ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

	•	To approve, subject to the Board of Directors’ discretion, to adopt, an amendment and restatement to our Articles of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share (“Common Stock”), from 15,000,000 shares to a total of 25,000,000 shares (the “Common Stock Proposal”);

	•	To approve, subject to the Board of Directors’ discretion, to adopt, an amendment and restatement to our Articles of Incorporation to authorize 5,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”) (the “Preferred Stock Proposal”);

	•	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”);

	•	To approve, on a non-binding advisory basis, the frequency of the shareholder advisory vote on the compensation of the Company’s named executive officers (the “Say-on-Pay Frequency”); and
	•	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof (the “Additional Proposals”).

Collectively, the Election of Directors Proposal, Auditor Ratification Proposal, Common Stock Proposal, Preferred Stock Proposal, Say-on-Pay Proposal, Say-on-Pay Frequency Proposal, and any Additional Proposals are referred to in this Proxy Statement as, the “Proposals.”

Q:	What do I need to do now and how do I vote?
A:

The Company urges you to read this proxy statement carefully, including the appendices, and to consider how the Proposals described in this proxy statement may affect you and the Company as a whole.

To vote, you may provide your proxy instructions in three (3) different ways. First, you can mail your signed proxy card in the enclosed return envelope. Alternatively, you can provide your proxy instructions by calling the toll-free call center set up for this purpose indicated on the enclosed proxy card and following the instructions provided. Please have your proxy card available when you call. Finally, you can provide your proxy instructions over the Internet by accessing the website indicated on the enclosed proxy card and following the instructions provided. Please have your proxy card available when you access the web page. Please provide your proxy instructions only once and as soon as possible so that your shares can be voted at the Annual Meeting.

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Q:	What vote is required to approve each Proposal?

A:	The following votes are required to approve the Proposals:

	•	A plurality vote of the holders of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting, a quorum being present, is required for the Election of Directors Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of the Auditor Ratification Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of the Common Stock Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of the Preferred Stock Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of the Say-on-Pay Proposal.

•

The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of the Say-on-Pay Frequency Proposal.

	•	The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting is necessary for the approval of any Additional Proposals, if so brought forth.

Q:	Will any other business be presented for action by shareholders at the Annual Meeting?
A:	Management knows of no business that will be presented at the Annual Meeting other than the Proposals. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q:	How does the Company’s Board of Directors recommend that the Company’s shareholders vote with respect to the Proposals?

A:	The Company’s Board of Directors, which we refer to as the “Board,” recommends that the Company’s shareholders vote:

	•	“FOR” the Election of Directors Proposal;

	•	“FOR” the Auditor Ratification Proposal;

	•	“FOR” the Common Stock Proposal;

	•	“FOR” the Preferred Stock Proposal;

	•	“FOR” the Non-Binding Say-on-Pay Proposal; and

	•	“FOR” the Non-Binding Say-on-Pay Frequency Proposal.

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Q:	Why does the Board of Directors recommend approval of the Common Stock Proposal and Preferred Stock Proposal?
A:	The Board believes that the Common Stock Proposal and Preferred Stock Proposal are in the Company’s best interests because they would increase the number of shares of authorized Common Stock and authorize Preferred Stock. This added flexibility would allow the Company to issue shares of Common Stock and/or Preferred Stock in the future as needed for various corporate purposes, including, but not limited to, raising capital, engaging in strategic transactions, such as mergers, acquisitions, partnerships, joint ventures, divestitures, and other business combinations, effectuating stock splits or stock dividends, as well as other general corporate transactions, and providing equity incentive grants under employee stock plans.

Q:	Where can I find the voting results of the Annual Meeting?
A:	The Company intends to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the Annual Meeting. All reports the Company files with the SEC are publicly available when filed.

Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions?
A:

If you do not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Annual Meeting, your shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Annual Meeting.

If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting and all of your shares will be voted “FOR” the Proposals. However, if you submit a proxy card or provide proxy instructions by telephone or over the Internet and affirmatively elect to abstain from voting, your proxy will only be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting.

Q:	If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?
A:

If a shareholder is not the record holder, such as where the shares are held through a broker, bank or other financial institution, the shareholder must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order to ensure the shares are properly voted. Your broker will not be permitted to vote on your behalf, unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the shareholders meeting.

If you hold shares through an account with a broker, bank or other nominee, and you fail to provide voting instructions to your broker, bank or other nominee either using your voting instruction card or by telephone or over the Internet, in accordance with the instructions provided, then your shares will not be voted with respect to any of the proposals being considered at the Annual Meeting. Therefore, if you hold shares through a broker, bank or other nominee it is important that you provide your broker, bank or other nominee with your voting instructions.

Q:	What is an abstention?
A:	An abstention is a shareholder’s affirmative decision to decline voting on a proposal. Pursuant to Nevada law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Unless applicable law dictates otherwise, our Bylaws provide that an action by our shareholders is approved by a majority of votes cast (other than the election of directors) by the holders of shares entitled to vote in favor of such action. Therefore, any votes to abstain will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting. A vote marked as “ABSTAIN” for the remaining Proposals is not considered a vote cast and will therefore not affect the outcome of Proposals 2, 3, 4, 5, or 6.

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Q:	May I vote in person?
A:

If you hold shares of Common Stock that are registered directly in your name with the Company’s transfer agent, you are considered, with respect to those shares, the “shareholder of record,” and the proxy materials and proxy card are being sent directly to you. If you are the shareholder of record, you may attend the Annual Meeting and vote your shares in person, rather than signing and returning your proxy card or otherwise providing proxy instructions by telephone or over the Internet.

If your shares of Common Stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker or other nominee that holds your shares giving you the right to vote the shares in person at the Annual Meeting.

Q:	May I revoke or change my vote after I have provided proxy instructions?
A:	Yes. You may revoke or change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of three ways. First, you can send a written notice to the Company stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or over the Internet, as and if applicable. Third, you can attend the Annual Meeting and vote in person as described above. Please note that simply attending the Annual Meeting will not automatically revoke your proxy; you must vote during the Annual Meeting to override your prior instructions. If you have instructed a broker or other nominee to vote your shares, you must follow directions received from your broker or other nominee to change those instructions.

Q:	What constitutes a quorum?
A:

Shareholders who hold a majority of the shares of Common Stock outstanding as of the close of business on the Record Date for the Annual Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Annual Meeting.

Once a quorum is present, such quorum is not broken by the subsequent withdrawal of any shareholder. If there is no quorum, the holders of a majority of shares present at the meeting in person or by proxy may adjourn the meeting to a different date.

Q:	Who is paying for this proxy solicitation?
A:	The Company will pay for the cost and expense of preparing, filing, assembling, printing and mailing this Proxy Statement, and any amendments thereto, the proxy card and any additional information furnished to the Company’s shareholders. The Company may also choose to reimburse brokers, custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including the costs of reimbursing brokers, custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of the Company by mail, telephone, fax or other methods of communication.

Q:	Whom should I contact if I have any questions about the Proposals or the Annual Meeting?
A:	Shareholders may contact our Secretary, Dr. Desheng Wang, Focus Universal Inc., (626) 272-3883 at 2311 East Locust Court, Ontario, California 91761.

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Q:	What information is available on the Internet?
A:

A copy of this Proxy Statement and our annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2024, are available for download online free of charge at www.proxyvote.com.

Our website address is www.focusuniversal.com. We use our website as a channel of distribution for important Company information. Important information, including press releases, analyst presentations and financial information regarding us is routinely posted and accessible on the Investors subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investors subpage of our website.

In addition, we make available on the Investors subpage of our website (under the link “SEC Filings”) free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, ownership reports on Forms 3 and 4 and any amendments to those reports, as soon as practicable after we electronically file such reports with the SEC. Further, copies of the charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of our Board of Directors are also available on the Investors subpage of our website under the link “Governance”.

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THE ANNUAL MEETING

General

The Company is furnishing this Proxy Statement to its shareholders in connection with the solicitation of proxies by the Board for use at the Annual Meeting of the Company’s shareholders with respect to the Election of Directors Proposal, Auditor Ratification Proposal, Common Stock Proposal, Preferred Stock Proposal, Say-on-Pay Proposal, and Say-on-Pay Frequency Proposal.

Date, Time, and Place

The Annual Meeting will be held on June 20, 2025, at 2:00 p.m., local time, at 2311 East Locust Court, Ontario, California 91761.

Purpose of the Annual Meeting

At the Annual Meeting, and any adjournments or postponements thereof, the Company’s shareholders will be asked to:

•	elect five (5) members to the Board to serve until the 2026 Annual Meeting of Shareholders;
•	ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;
•

to approve, subject to the Board’s discretion to adopt, an amendment and restatement to our Articles of Incorporation to increase the number of authorized shares of our Common Stock from 15,000,000 shares to 25,000,000 shares;

•	to approve, subject to the Board’s discretion to adopt, an amendment and restatement to our Articles of Incorporation to authorize 5,000,000 shares of Preferred Stock;
•	to approve, on a non-binding advisory basis, the compensation of our named executive officers; and
•	to approve, on a non-binding advisory basis, the frequency of the shareholder advisory vote on the compensation of our named executive officers.

THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE OF GREAT IMPORTANCE TO THE COMPANY’S SHAREHOLDERS. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT.

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Recommendation of the Board

The Board, by a unanimous vote, recommends that the shareholders of the Company vote:

•	“FOR” the “Election of Directors Proposal,” which is electing the five (5) nominees as members to the Board to serve until the 2026 Annual Meeting of Shareholders;
•

“FOR” the “Auditor Ratification Proposal,” which is a proposal to ratify the selection of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

•

“FOR” the “Increase of Shares of Common Stock Proposal,” which is a proposal to approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of our Common Stock from 15,000,000 shares to 25,000,000 shares;

•

“FOR” the “Approval to Authorize of Shares of Preferred Stock Proposal,” which is a proposal to approve an amendment to the Company’s Articles of Incorporation to authorize 5,000,000 shares of Preferred Stock;

•	“FOR” the “Say-on-Pay Proposal,” which is a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and
•	“FOR” the “Say-on-Pay Frequency Proposal,” which is a proposal to approve, on a non-binding advisory basis, the frequency of the shareholder advisory vote on the compensation of the Company’s named executive officers.

Record Date; Shares Entitled to Vote

The Board has fixed April 21, 2025, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of shares of Common Stock at the close of business on the Record Date are entitled to receive notice of, attend, and vote at the Annual Meeting. A shareholder whose shares are held of record by a broker, bank or other nominee as of the Record Date, should check the voting instruction card forwarded by the shareholder’s broker, bank or other nominee in order to obtain directions on how to vote the shareholder’s shares, and such a shareholder must obtain a proxy issued in such shareholder’s name from that record holder in order to attend and vote at the Annual Meeting.

At the close of business on the Record Date, the Company had outstanding and entitled to vote 7,124,013 shares of Common Stock.

Holders of Common Stock are entitled to vote on all of the Proposals at the Annual Meeting. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter properly brought before the Annual Meeting, exercisable in person or by proxy. For each matter scheduled for a vote at the Annual Meeting, you may vote “For” or “Against” or you may “Abstain” from voting.

Quorum

To conduct the business described above at the Annual Meeting, the Company must have a quorum present. Shareholders who hold a majority of Common Stock outstanding as of the close of business on the Record Date for the Annual Meeting must be present either in person or by proxy to constitute a quorum to conduct business at the Annual Meeting.

Once a quorum is present, such quorum is not broken by the subsequent withdrawal of any shareholder. If there is no quorum, the holders of a majority of shares present at the meeting in person or by proxy may adjourn the meeting to a different date.

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Required Vote

The Proposals being submitted for approval by the Company’s shareholders at the Annual Meeting will be approved or rejected on the basis of certain specific voting thresholds. In particular:

•	Election of Directors Proposal: The election of the Board’s nominees to the Board at the 2025 Annual Meeting is expected to be an uncontested election. Our Bylaws (the “Bylaws”) require that directors be elected by a plurality of the votes cast at any meeting of shareholders. A plurality means that the candidate with the most votes for his or her election, even if less than a majority of those cast, is elected to the Board. Shareholders are not permitted to vote against a candidate. For purposes of determining whether a quorum is present, votes cast include votes to “withhold” and exclude abstentions with respect to that director’s election. Abstentions and broker non-votes will have no impact on this Proposal.

•	Auditor Ratification Proposal: This proposal will be ratified if votes cast represent a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the proposal. Therefore, abstentions and broker non-votes will have no impact on this Proposal.

•	Increase Shares of Common Stock Proposal: This proposal will be ratified if votes cast represent a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the proposal. Therefore, abstentions and broker non-votes will have no impact on this Proposal.

•	Authorize Shares of Preferred Stock Proposal: This proposal will be ratified if votes cast represent a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the proposal. Therefore, abstentions and broker non-votes will have no impact on this Proposal.

•	Say-on-Pay Proposal: The vote on this proposal is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board or create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from our shareholders and will consider the outcome of the vote when making future executive compensation decisions.

•	Say-on-Pay Frequency Proposal: The vote on this proposal is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board or create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from our shareholders and will consider the outcome of the vote when making future executive compensation decisions.

Counting of Votes; Treatment of Abstentions and Incomplete Proxies; Broker Non-Votes

Shareholder of Record: Shares Registered in Your Name

The transfer agent for the Common Stock is VStock Transfer, LLC. If, as of the Record Date, your shares of Common Stock were registered directly in your name with the transfer agent, then you are a shareholder of record.

If you are a shareholder of record, you may vote in person at the Annual Meeting, vote by proxy by telephone, vote by proxy over the Internet, or vote by completing and returning the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, the Company urges you to vote by proxy to ensure that your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

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Shareholders of record at the close of business on April 21, 2025, the Record Date for the Annual Meeting, may vote as follows:

•	in person by coming to the Annual Meeting and completing a ballot that you will receive when you arrive;

•	through the Internet by visiting a website established for that purpose at www.proxyvote.com and following the instructions;

•	by telephone by calling the toll-free number 1-800-690-6903 in the United States, Puerto Rico or Canada on a touch-tone phone and following the recorded instructions; or

•	by returning the enclosed proxy card in the provided return envelope (which is postage paid if mailed in the United States).

To vote via telephone or Internet, please have your proxy card in front of you. A phone number and an Internet website address is contained on your proxy card. Upon entering either the phone number or the Internet website address, you will be instructed on how to proceed.

If a shareholder does not submit a proxy card, provide proxy instructions by telephone or over the Internet or vote at the Annual Meeting, such shareholder’s shares will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Annual Meeting, and will have no effect in the outcome of the Proposals.

If a shareholder signs, dates and mails a proxy card without indicating how such shareholder wishes to vote, such proxy card will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting and all of such shareholder’s shares will be voted “FOR” each Proposal. However, if a shareholder submits a proxy card or provides proxy instructions by telephone or over the Internet and affirmatively elects to abstain from voting, such proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting and the abstention will have no effect in the outcome of the Proposals.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If, on the Record Date, your shares of Common Stock were held in an account at a broker, bank or other nominee, rather than in your name, then you are the beneficial owner of shares of Common Stock held in “street name” and a voting instruction card is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. Since you are not the shareholder of record, you may not vote your shares of Common Stock in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Simply follow the voting instructions in the voting instruction card to ensure your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a proxy form.

If you do not give instructions to your broker, your broker can vote your shares of Common Stock with respect to “discretionary” items, but not with respect to “non-discretionary” items. Non-discretionary matters include director elections and other matters like those involving a matter that may substantially affect the rights or privileges of shareholders, such as mergers, acquisitions, share issuances or shareholder proposals. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

If you do not instruct your broker or other nominee on how to vote your shares, then your broker or other nominee may vote your shares of Common Stock on the Proposals.

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Counting Votes

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” “Against,” “Abstain” and broker non-votes.

Revoking Your Proxy

If you wish to change your vote with respect to any Proposal, you may do so by revoking your proxy at any time prior to the commencement of voting with respect to that Proposal at the Annual Meeting.

If you are the record holder of your shares, you can revoke your proxy by:

•	sending a written notice stating that you would like to revoke your proxy to Dr. Desheng Wang, Secretary of the Company, at 2311 East Locust Court, Ontario, California 91761;

•	submitting new proxy instructions with a later date either on a new proxy card, by telephone or over the Internet, as and if applicable; or

•	attending the Annual Meeting and voting in person (but note that your attendance alone will not revoke your proxy).

If you are a shareholder of record, revocation of your proxy or voting instructions by written notice must be received by 11:59 p.m., Pacific Time, on June 19, 2025, although you may also revoke your proxy by attending the Annual Meeting and voting in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy. Your most current proxy card or telephone or Internet proxy is the one that will be counted. If your shares are held in street name by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank to revoke your proxy.

Solicitation of Proxies

The Company will pay for the cost and expense of preparing, filing, assembling, printing and mailing this Proxy Statement, any amendments thereto, the proxy card and any additional information furnished to the Company’s shareholders. The Company may also choose to reimburse brokerage houses and other custodians, nominees and fiduciaries for their costs of soliciting and obtaining proxies from beneficial owners, including the costs of reimbursing brokerage houses and other custodians, nominees and fiduciaries for their costs of forwarding this proxy statement and other solicitation materials to beneficial owners. In addition, proxies may be solicited without extra compensation by directors, officers and employees of the Company by mail, telephone, email, fax or other methods of communication.

Delivery of Proxy Materials to Households Where Two or More Shareholders Reside

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost-savings for companies.

In connection with the Annual Meeting, a number of brokers with account holders who are the Company’s shareholders will be householding the proxy materials. As a result, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the applicable shareholders. Once a shareholder receives notice from its broker that they will be householding communications to such shareholder’s address, householding will continue until such shareholder is notified otherwise or until such shareholder revokes its consent. If, at any time, a shareholder no longer wishes to participate in householding and would prefer to receive a separate proxy statement, such shareholder should notify its broker or contact the Company at (626) 272-3883. Shareholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their broker.

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Attending the Annual Meeting

Attendance at the Annual Meeting is limited to shareholders of the Company as of the Record Date. For safety and security reasons, video and audio recording devices and other electronic devices will not be allowed in the meeting. If your shares are held in the name of your bank, brokerage firm or other nominee, you must bring to the Annual Meeting a copy of your proxy card, an account statement, or a letter from the nominee indicating that you beneficially owned the shares as of the Record Date for voting. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting.

For registered shareholders, a copy of your proxy card can serve as verification of stock ownership. Shareholders who do not present a copy of their proxy card at the Annual Meeting will be admitted only upon verification of stock ownership, as indicated herein. If you do not have proof of share ownership, you will not be admitted to the Annual Meeting. In addition, all Annual Meeting attendees will be asked to present valid government-issued photo identification, such as a driver’s license or passport, as proof of identification before entering the Annual Meeting, and attendees may be subject to security inspections.

Dissenters’ Rights

Under Nevada law, holders of the Common Stock will not be entitled to appraisal, dissenters’ or similar rights in connection with any of the Proposals to be considered at the Annual Meeting.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The nominees listed below have been selected by the Nominating and Corporate Governance Committee of the Board is charged with making recommendations to the Board regarding qualified candidates to serve as members of the Board. The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a Board with experience and expertise in all aspects of corporate governance.

The nominees all are currently members of the Board. If elected, each nominee will serve until the annual meeting of shareholders to be held in 2026 (or action by written consent of shareholders in lieu thereof), or until his or her successor has been duly elected and qualified.

Composition of Board of Directors

Our Bylaws provide that the Board shall consist of not less than one (1) and not more than nine (9) directors. The Board currently consists of five (5) members. The Board has fixed the size of the Board to be elected in 2025 at five (5) members.

In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Board’s Nominating and Corporate Governance Committee would identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by shareholders or appointment by the Board. As of the date of this Proxy Statement, the Board is not aware of any nominee who is unable or will decline to serve as a director. With respect to the nominees for election in 2025, the Nominating and Corporate Governance Committee recommended that the Board nominate for election by the shareholders the individuals named in this Proposal One.

Nominees for Election as Directors

The Nominating Committee has recommended, and the Board has nominated, Dr. Desheng Wang, Dr. Edward Lee, Michael Pope, Carine Clark, and Sean Warren as nominees for election as members of our Board at the Annual Meeting for a period of one (1) year or until such director’s respective successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the Annual Meeting, five (5) directors will be elected to the Board. The following table sets for the nominees for directors on the Board. Certain biographical information about the nominees as of the Record Date below.

Name	Position with the Company	Age	Director Since
Dr. Desheng Wang	Chief Executive Officer, Secretary, and Director	61	December 29, 2014
Dr. Edward Lee	Director and Chairman	60	October 21, 2015
Michael Pope	Independent Director(1)(2)(3)(4)	44	June 8, 2018
Carine Clark	Independent Director(1)(2)(3)(5)	61	June 8, 2018
Sean Warren	Independent Director(1)(2)(3)(6)	53	August 10, 2022

_____________

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.
(4)	Chairperson of Audit Committee.
(5)	Chairperson of Compensation Committee.
(6)	Chairperson of Nominating and Corporate Governance Committee.

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The following chart provides certain self-identified characteristics of our nominees and current directors utilizing the categories and terms set forth in the applicable Nasdaq rules and related guidance.

Board of Directors Diversity Matrix (as of April 30, 2025)
Total Director Nominees and Continuing Directors		5
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	1	4	–	–
Demographic Background
African American or Black	–	–
Alaskan Native or Native American	–	–
Asian	–	2
Hispanic, Latinx or Spanish Origin	–	–
Native Hawaiian or Pacific Islander	–	–
White	1	2
Other	–	–
Two or More Races of Ethnicities	–	–
LGBTQ+	–	–
Did not Disclose Demographic Background	–	–

Vote Required and Recommendation of the Board

Directors are elected by a plurality of the votes cast at the Annual Meeting. If a quorum is present, the nominees receiving the highest number of “FOR” votes will be elected to the Board. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above. Only votes “FOR” will affect the outcome. Abstentions and broker non-votes will have no effect on the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF DR. DESHENG WANG, DR. EDWARD LEE, MICHAEL POPE, CARINE CLARK, AND SEAN WARREN TO THE BOARD OF DIRECTORS.

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Biographical Information Regarding Directors and Nominees

Dr. Desheng Wang was appointed as Chief Executive Officer, Secretary, and has been a director of the Company since December 29, 2014. Dr. Wang has over 20 years of professional experience in mobile technology. Dr. Wang earned his bachelor’s degree from Hebei Normal University, Physics Department in 1985. In 1988, Dr. Wang earned his master’s degree from Dalian Institute of Chemical Physics at the Chinese Academy of Science. Dr. Wang earned his Ph.D. in Chemistry at Emory University in 1994. Dr. Wang served as a senior research fellow at California Institute of Technology from 1994-2011. Over the last five years, Dr. Wang has served as president of Vitashower Corporation and, formerly, as President of Perfecular Inc.

Dr. Edward Lee was appointed President and director of the Company on October 21, 2015. On November 15, 2019, Dr. Lee resigned as President and was appointed as Chairman of the Board. Dr. Lee received his bachelor’s degree in mathematics at Lanzhou University in 1983, received his master’s degree at University of Science and Technology of China in 1985 and earned his Ph.D. in Mathematics at University of Florida in 1991. Dr. Lee worked as an assistant professor at Tsinghua University in 1986 and National University of Singapore in 1992. Since 1996, Dr. Lee has served as CEO of AIDP, a leading supplier of dietary supplement ingredients, focusing on research and development and marketing and sales of proprietary ingredients like Magtein, KoACT, Predtic X, and Actizin. Dr. Lee is also serving as the Vice Chairperson of the American Chinese CEO Association.

Michael Pope was appointed as an independent director of the Company on June 8, 2018. Mr. Pope serves as the CEO and Chairman at Boxlight Corporation (Nasdaq: BOXL), a global provider of interactive technology solutions, where he has been an executive since July 2015 and director since September 2014. Mr. Pope has led Boxlight through eleven acquisitions from 2016 to 2021, a Nasdaq IPO in November 2017, and over $200 million in debt and equity fundraising. He previously served as Managing Director at Vert Capital, a private equity and advisory firm from October 2011 to October 2016, managing portfolio holdings in the education, consumer products, technology and digital media sectors. Prior to joining Vert Capital, from May 2008 to October 2011, Mr. Pope was Chief Financial Officer and Chief Operating Officer for the Taylor Family in Salt Lake City, managing family investment holdings in consumer products, professional services, real estate and education. Mr. Pope also held positions including senior SEC reporting at Omniture (previously listed on Nasdaq and acquired by Adobe (Nasdaq: ADBE in 2009) and Assurance Associate at Grant Thornton. Since January 2021, Mr. Pope has served as a member of the board of directors of Novo Integrated Sciences, Inc. (OTCQB: NVOS), a provider of multi-dimensional primary healthcare products and services. He holds an active CPA license and earned his undergraduate and graduate degrees in accounting from Brigham Young University.

Carine Clark was appointed as an independent director of the Company on June 8, 2018. Ms. Clark has served as president and CEO of four high-growth tech companies. In March 2019, Ms. Clark was appointed to the board of directors of Domo, Inc. (NASDAQGM: DOMO) and is currently serving as a member of Domo’s compensation committee. Since 2017 she has served as an Executive Board Member of the Utah Governor’s Office of Economic Development and Silicon Slopes, a non-profit helping Utah’s tech community thrive. Prior to that, Ms. Clark served from January 2015 to December 2016 as the President and CEO of MartizCX. From December 2012 to December 2016, Ms. Clark served as the President and CEO of Allegiance, Inc. She has built a reputation as a data-driven marketing executive working at Novell for 14 years, Altiris for five years, and Symantec for more than 10 years. She has received numerous awards including the EY Entrepreneur of The Year® Award in the Utah Region and Utah Business Magazine’s CEO of the Year. Ms. Clark earned a bachelor’s degree in organizational communications and an MBA from Brigham Young University.

Sean Warren was appointed as an independent director of the Company on August 10, 2022. Mr. Warren is a seasoned executive with over 25 years of experience in technology and enterprise technology systems. He brings a wealth of expertise with strengths in areas such as software development, cloud management, enterprise infrastructure development and full spectrum of IT compliance. Mr. Warren has been the CIO of Mountain Medical, Veyo Medical and VP of IT at Larry Miller. He has worked for technology companies such as Omniture, Adobe and served as the director of cloud operations at Domo from 2016 to 2018. From 2019-2021, Mr. Warren served as the VP of OPSA Change Advisory at Wells Fargo, and since 2021 to the present works as the VP of Global Platform Services at Cotiviti where he manages over 1,000 employees globally in four countries. Mr. Warren is fluent in Spanish and graduated from Florida State University in accounting. Mr. Warren previously served on our Board from June 8, 2018 to November 28, 2018.

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Other Executive Officers of the Company

The following is certain information as of the Record Date regarding the other executive officers of the Company not discussed above.

Name	Position with the Company	Age	Officer Since
Irving Kau	Chief Financial Officer	50	November 18, 2022

Irving Kau was appointed as Chief Financial Officer of the Company on November 18, 2022. Prior to that, he served as Focus Universal’s Vice President of Finance and Head of Investor Relations since November 10, 2021. Prior to joining the Company, Mr. Kau served as a Managing Partner of both Elementz Ventures and KW Capital Partners, and during his tenure he successfully invested in and grew companies across various geographies. The Company expects that as Chief Financial Officer, Mr. Kau will assist with many matters in the near future, including building up the Company’s internal businesses, processes and controls, the Company’s external outreach and growth measures, as well as strengthen the Company’s financial reporting and the investor relations. Prior to his work at Elementz Ventures and KW Capital Partners, Mr. Kau served as the head of Asia at GHS (now known as Seaport Global). Mr. Kau also previously served for approximately 10 years as Chief Financial Officer of an AgBiotech company Origin Agritech Limited (Nasdaq: SEED). During his tenure, shareholders included Wellington Management, Fidelity Investments, Citadel Investments, Heartland Fund, Mitsubishi UFJ, amongst others. Mr. Kau received undergraduate degrees from Johns Hopkins University and a graduate degree from Rice University and pursued a PhD degree in Business Strategy (economics) at the University of Southern California.

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CORPORATE GOVERNANCE

Board of Directors

Our Board currently consists of five (5) members. Our Chairperson of the Board is Dr. Edward Lee. Dr. Edward Lee and Dr. Desheng Wang are the two (2) members of our Board who are not independent directors. Michael Pope, Sean Warren, and Carine Clark are the three (3) members of our Board who are independent directors.

Director Attendance at Meetings

Our Board conducts its business through meetings, both in person and telephonic, and by actions taken by written consent in lieu of meetings. During the year ended December 31, 2024, our Board held four (4) meetings. All directors attended at least 75% of the meetings of our Board and of the committees of our Board on which they served during 2024.

Our Board encourages all directors to attend our annual meetings of shareholders unless it is not reasonably practicable for a director to do so.

Committees of our Board of Directors

Our Board has established and delegated certain responsibilities to its standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Our corporate website, www.focusuniversal.com, contains the charters for our Audit, Compensation, and Nominating and Corporate Governance Committees, and certain other corporate governance documents and policies. In addition, we will provide a copy of any of these documents without charge to any shareholder upon written request made in care of the Corporate Secretary, Focus Universal Inc., 2311 East Locust Court, Ontario, California 91761. The information at www.focusuniversal.com is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated by reference into this or any other filing we make with the SEC.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee’s primary duties and responsibilities include monitoring the integrity of our financial statements, monitoring the independence and performance of our external auditors, and monitoring our compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with our independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of our internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by our independent registered public accounting firm and reviewing any transactions between our Company and related parties. Our independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.

The Audit Committee operates under a written charter. The Audit Committee is required to be composed of directors who are independent under the rules of the SEC and the listing standards of The Nasdaq Stock Market LLC (“NASDAQ”).

The current members of the Audit Committee are directors Mr. Michael Pope, the Chairperson of the Audit Committee, Ms. Carine Clark, and Mr. Sean Warren, all of whom have been determined by the Board to be independent under the NASDAQ listing standards and rules adopted by the SEC applicable to audit committee members. The Board has determined that Mr. Michael Pope qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes-Oxley Act. The Audit Committee met four (4) times during 2024.

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Compensation Committee

The primary duties and responsibilities of our standing Compensation Committee are to review, modify and approve the overall compensation policies for the Company, including the compensation of the Company’s Chief Executive Officer and other senior management; establish and assess the adequacy of director compensation; and approve the adoption, amendment and termination of the Company’s stock option plans, pension and profit-sharing plans, bonus plans and similar programs. The Compensation Committee may delegate to one or more officers the authority to make grants of options and restricted stock to eligible individuals other than officers and directors, subject to certain limitations. Additionally, the Compensation Committee has the authority to form subcommittees and to delegate authority to any such subcommittee. The Compensation Committee also has the authority, in its sole discretion, to select, retain and obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisors and consultants. Moreover, the Compensation Committee has sole authority to retain and terminate any compensation consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, all at the Company’s expense.

The Compensation Committee operates under a written charter. All members of the Compensation Committee must satisfy the independence requirements of NASDAQ applicable to compensation committee members.

The Compensation Committee currently consists of directors Ms. Carine Clark, Mr. Sean Warren, and Mr. Michael Pope. Ms. Carine Clark is the Chairperson of the Compensation Committee. Each of the Compensation Committee members has been determined by the Board to be independent under NASDAQ listing standards applicable to compensation committee members. The Compensation Committee met four (4) times during 2024.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, reviews and evaluates candidates to serve on the Board; reviews and assesses the performance of the Board and the committees of the Board; and assesses the independence of our directors. The Nominating and Corporate Governance Committee is also responsible for reviewing the composition of the Board’s committees and making recommendations to the entire Board regarding the chairpersonship and membership of each committee. In addition, the Nominating and Corporate Governance Committee is responsible for developing corporate governance principles and periodically reviewing and assessing such principles, as well as periodically reviewing the Company’s policy statements to determine their adherence to the Company’s Code of Business Conduct and Ethics.

The Nominating and Corporate Governance Committee has adopted a charter that identifies the procedures whereby Board candidates are identified primarily through suggestions made by directors, management and shareholders of the Company. We have implemented no material changes in the past year to the procedures by which shareholders may recommend nominees for the Board. The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders that are submitted in writing to the Company’s Corporate Secretary in a timely manner and which provide necessary biographical and business experience information regarding the nominee. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the criteria considered by the Nominating and Corporate Governance Committee, based on whether or not the candidate was recommended by a shareholder. The Board does not prescribe any minimum qualifications for director candidates, and all candidates for director will be evaluated based on their qualifications, diversity, age, skill and such other factors as deemed appropriate by the Nominating and Corporate Governance Committee given the current needs of the Board, the committees of the Board and the Company. Although the Nominating and Corporate Governance Committee does not have a specific policy on diversity, it considers the criteria noted above in selecting nominees for directors, including members from diverse backgrounds who combine a broad spectrum of experience and expertise. Absent other factors which may be material to its evaluation of a candidate, the Nominating and Corporate Governance Committee expects to recommend to the Board for selection incumbent directors who express an interest in continuing to serve on the Board. Following its evaluation of a proposed director’s candidacy, the Nominating and Corporate Governance Committee will make a recommendation as to whether the Board should nominate the proposed director candidate for election by the shareholders of the Company.

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The Nominating and Corporate Governance Committee operates under a written charter. No member of the Nominating and Corporate Governance Committee may be an employee of the Company, and each member must satisfy the independence requirements of NASDAQ and the SEC.

The Nominating and Corporate Governance Committee currently consists of directors Mr. Sean Warren, who is the Chairperson of the committee, Mr. Michael Pope and Ms. Carine Clark. Each of the members of the Nominating and Corporate Governance Committee has been determined by the Board to be independent under NASDAQ listing standards. The Nominating and Corporate Governance Committee met four (4) times in 2024.

Communications with our Board of Directors

In order to provide the Company’s security holders and other interested parties with a direct and open line of communication to the Board, the Board has adopted the following procedures for communications to directors. The Company’s security holders and other interested persons may communicate with the Chairperson of the Company’s Audit Committee or with the non-management directors of the Company as a group by mailing a letter addressed in care of the Corporate Secretary to Focus Universal Inc., 2311 East Locust Court, Ontario, California 91761.

All communications received in accordance with these procedures will be reviewed initially by the Company’s Secretary and/or other executive officers. The Company will relay all such communications to the appropriate director or directors unless the Secretary determines that the communication:

•	does not relate to the business or affairs of the Company or the functioning or constitution of the Board or any of its committees;

•	relates to routine or insignificant matters that do not warrant the attention of the Board;

•	is an advertisement or other commercial solicitation or communication;

•	is frivolous or offensive; or

•	is otherwise not appropriate for delivery to directors.

The director or directors who receive any such communication will have discretion to determine whether the subject matter of the communication should be brought to the attention of the full Board or one or more of its committees, and whether any response to the person sending the communication is appropriate. Any such response will be made only in accordance with applicable law and regulations relating to the disclosure of information.

The Secretary will retain copies of all communications received pursuant to these procedures for a period of at least one (1) year. The Nominating and Corporate Governance Committee of the Board will review the effectiveness of these procedures from time to time and, if appropriate, recommend changes.

Oversight of Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks and others, such as the impact of competition. Management is responsible for the day-to-day management of the risks that we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board assesses major risks facing our Company and options for their mitigation in order to promote our shareholders’ interests, the long-term health of our Company and our overall success and financial strength. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. The involvement of our full Board in the risk oversight process allows our Board to assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for our Company. Our Board regularly includes agenda items at its meetings relating to its risk oversight role and meets with various members of management on a range of topics, including corporate governance and regulatory obligations, operations and significant transactions, risk management, insurance, pending and threatened litigation and significant commercial disputes.

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While our Board is ultimately responsible for risk oversight, various committees of our Board oversee risk management in their respective areas and regularly report on their activities to our entire Board. In particular, the Audit Committee has the primary responsibility for the oversight of financial risks facing our Company. The Audit Committee’s charter provides that it will discuss our major financial risk exposures and the steps we have taken to monitor and control such exposures. Our Board has also delegated primary responsibility for the oversight of all executive compensation and our employee benefit programs to the Compensation Committee. The Compensation Committee strives to create incentives that encourage a level of risk-taking behavior consistent with our business strategy.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing our Company and that our Board’s leadership structure provides appropriate checks and balances against undue risk taking.

Code of Business Conduct and Ethics

Our Board has adopted a code of ethical conduct that applies to our principal executive officer, principal financial officer and senior financial management. This code of ethical conduct is embodied within our Code of Business Conduct and Ethics, which applies to all persons associated with our Company, including our directors, officers and employees (including our principal executive officer, principal financial officer, and controller). In order to satisfy our disclosure requirements under Item 5.05 of Form 8-K, we will disclose amendments to, or waivers of, certain provisions of our Code of Business Conduct and Ethics relating to our chief executive officer, chief financial officer, chief accounting officer, controller or persons performing similar functions on our corporate website, www.focusuniversal.com, promptly following the adoption of any such amendment or waiver. The Code of Business Conduct and Ethics provides that any waivers of, or changes to, the code that apply to the Company’s executive officers or directors may be made only by the Audit Committee. In addition, the Code of Business Conduct and Ethics includes updated procedures for non-executive officer employees to seek waivers of the code.

Insider Trading Policy

The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of the Company’s securities that applies to all personnel of the Company and its subsidiaries, including directors, officers and employees and other covered persons. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. It is also the policy of the Company to comply with all applicable securities laws when transacting in its own securities.

Director Independence

Our Company is governed by our Board. Currently, each member of our Board, other than Dr. Edward Lee and Dr. Desheng Wang, is an independent director; and all standing committees of our Board are composed entirely of independent directors, in each case under NASDAQ’s independence definition applicable to boards of directors. For a director to be considered independent, our Board must determine that the director has no relationship which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent. In determining the independence of members of the Compensation Committee, NASDAQ listing standards require our Board to consider certain factors, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by us to the director, and (2) whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries. Under our Compensation Committee Charter, members of the Compensation Committee also must qualify as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and as “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act. For purposes of clarity, the independent members of the Board are Mr. Michael Pope, Ms. Carine Clark, and Mr. Sean Warren.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes the compensation of our Chief Executive Officer (“CEO”) and together with our other Named Executive Officers (“NEOs”). Our NEOs for 2024 were:

•	Dr. Desheng Wang, Chief Executive Officer and Secretary
•	Irving Kau, Chief Financial Officer

Compensation Program and Philosophy

The Compensation Committee administers the Company’s executive compensation program. The Compensation Committee has the authority to review and determine the salaries and bonuses of the executive officers of the Company, including the Chief Executive Officer and the other named executive officers, and to establish the overall compensation policies for the Company. The Compensation Committee also has the authority to make discretionary option grants to all of the Company’s employees under the Company’s equity incentive plans.

The Compensation Committee operates under a written charter. The duties and responsibilities of a member of the Compensation Committee are in addition to his or her duties as a member of the Board. The charter reflects these various responsibilities, and the Compensation Committee is charged with periodically reviewing the charter. The Compensation Committee’s membership is determined by the Board and is composed entirely of independent directors. In addition, the Compensation Committee has the authority to engage the services of outside advisors, experts and others, including independent compensation consultants who do not advise the Company, to assist the Compensation Committee. The Compensation Committee currently consists of directors Ms. Carine Clark, Mr. Sean Warren, and Mr. Michael Pope. Ms. Carine Clark is the Chairperson of the Compensation Committee. Each of the Compensation Committee members has been determined by the Board to be independent under NASDAQ listing standards applicable to compensation committee members. The Compensation Committee met four (4) times during 2024.

The Compensation Committee believes that the compensation programs for the Company’s executive officers should reflect the Company’s performance, support the short- and long-term strategic goals and values of the Company, reward individual contribution to the Company’s success and align the interests of the Company’s executive officers with the interests of the Company’s shareholders. The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified executives through the competitive compensation packages it offers to such individuals. To that end, it is the view of the Board that the total compensation program for executive officers should consist of all or most of the following components:

•	base salary;

•	bonus; and

•	equity-based compensation.

The Compensation Committee does not rely solely on predetermined formulas or a limited set of criteria when it evaluates the performance of the Company’s Chief Executive Officer and the Company’s other executive officers. Typically, our Chief Executive Officer makes compensation recommendations to the Committee with respect to the compensation of our officers, and the Committee may accept or adjust such recommendations in its discretion.

The total compensation packages for executive officers are determined initially by evaluating the responsibilities of the position, the experience of the individual and the competition in the marketplace for management talent and also may include comparison with companies confronting problems of the magnitude and complexity faced by the Company.

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Compensation of our executive officers is intended to be competitive with the overall marketplace, commensurate with the qualifications and experience of the named executive officer. The Company’s compensation structure is intended to provide the necessary incentive to retain and motivate qualified personnel. Individuals are encouraged to add value and provide benefit in all aspects of the Company’s operations currently and in the future.

Total compensation packages and adjustments thereto are evaluated on a number of factors, both internal and external in nature. The most important factors are the executive’s performance and contribution to the Company, followed by the performance of the Company, any increased responsibilities assumed by the executive and the competition in the marketplace for similarly experienced executives.

The compensation packages of the named executive officers are reviewed on an annual basis and may also be adjusted from time to time based on changes in responsibilities or as a result of other external and economic factors.

We offer health, dental and vision insurance to all of our employees, including the NEOs.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance based. Non-performance based compensation paid to the Company’s executive officers for the 2024 fiscal year did not exceed the $1 million limit per officer, and the Compensation Committee does not anticipate that the non-performance-based compensation to be paid to the Company’s executive officers for the 2024 fiscal year will exceed that limit. Because it is unlikely that the cash non-performance-based compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual cash non-performance-based compensation of any executive officer ever approach the $1 million level.

Compensation of Officers

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during fiscal years 2024 and 2023 awarded to, earned by or paid to our “named executive officers.”

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal		Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value & Non-qualified Deferred Compensation Earnings	All Other Compensation	Totals
Position	Year	($)*	($)	($)	($)	(S)	($)	($)	($)
Desheng Wang	2024	120,000	0	0	29,595	21,020	0	0	170,615
CEO, Secretary and Director	2023	122,308	0	0	85,845	21,020	0	0	229,173

Irving Kau	2024	200,000	0	0	0	4,741	0	0	204,741
Chief Financial Officer	2023	203,532	0	0	0	18,575	0	0	222,107

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Employment Agreements

Dr. Desheng Wang entered into an employment agreement with the Company whereby the Company agreed to pay Dr. Wang a salary of $120,000 per year, payable monthly, for his services as Chief Executive Officer, effective as of November 1, 2018.

Irving Kau was appointed as the Company’s Chief Financial Officer on November 18, 2022. Mr. Kau has executed an employment agreement with the Company, dated November 3, 2021, for the provision of services as VP of Finance. Mr. Kau’s employment agreement included a salary and certain equity incentives. Mr. Kau would receive up to 10,000 shares of the Company’s Common Stock per year, vesting in four (4) installments of 2,500 shares at the end of each calendar quarter, provided that certain metrics are achieved.

We have not provided any other named executive officers with perquisites or other personal benefits.

As of the date of this Proxy Statement, no other officer or director has formally entered into any compensation arrangement for services provided under consulting agreements or employment agreements. We offer health, dental and vision insurance to all of our employees, including the named executive officers.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

Directors’ Compensation

The persons who served as affiliated members of our Board, including executive officers, did not receive any compensation for services as directors in 2023 or 2024. As of the date of this Proxy Statement, no director has formally entered into any compensation arrangement for services provided under consulting agreements or employment agreements.

As of the date of this Proxy Statement, all directors have been issued 2,500 options per person pursuant to our 2018 Stock Option Plan and such options will vest over a period of one year. In 2024 and 2023, all independent directors were paid $40,000 cash.

Option Exercises and Stock Vested

On December 17, 2018, the Company adopted the 2018 Stock Option Plan whereby the Company reserved for issuance 100,000 shares of Common Stock and agreed that such shares shall, when issued and paid for in accordance with the provisions of the 2018 Stock Option Plan, constitute validly issued, fully paid and non-assessable shares of Common Stock.

Policies and Practices Related to the Grant of Equity Awards

The Company does not schedule the grant of stock options or other equity awards in anticipation of the release of material nonpublic information, nor does the Company time the release of material nonpublic information based on the timing of grants of stock options or other equity awards. We generally grant equity awards on fixed dates determined in advance, although there may be occasions when grants are made on other dates, such as new hires or other special circumstances. The timing of equity award grants to our executive officers is not coordinated in a manner that intentionally benefits our executive officers. Our Compensation Committee approves all equity award grants to our Named Executive Officers on or before the grant date. However, we currently do not grant equity awards to our Named Executive Officers each fiscal year. On a limited occasion, the Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. While our Compensation Committee has discretionary authority to approve equity awards granted to our Named Executive Officers outside of the cycle described above, the committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and we do not, in any event, time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our Named Executive Officers.

The Board and Compensation Committee generally have approved equity grants (including stock options) to our directors at their meetings in or around December of each fiscal year for the next fiscal year. The equity awards usually are granted on the first trading day of the new fiscal year. The dates for those Board and Committee meetings generally are set a year in advance and on a fairly consistent cadence year over year.

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Pension Benefits and Nonqualified Deferred Compensation

The Company does not maintain any qualified retirement plans or non-nonqualified deferred compensation plans for its employees or directors.

Executive Officer and Director Outstanding Equity Awards at Fiscal Year-End

The following table provides certain information concerning any Common Stock purchase options, stock awards or equity incentive plan awards held by each of our named executive officers and directors that were outstanding as of December 31, 2024.

Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not
Name	Exercisable	Unexercisable	Options (#)	($)	Date	(#)	Vested	Vested	Vested
Edward Lee - Chairman	4,500	–	–	38.00	August 6, 2029	–	–	–	–
	2,250	–	–	20.00	December 10, 2030	–	–	–	–
	2,250	–	–	59.10	December 30, 2031	–	–	–	–
	2,250	–	–	42.70	December 30, 2032	–	–	–	–
	2,250	–	–	14.90	December 31, 2033	–	–	–	–
	2,250	–	–	4.75	December 31, 2034	–	–	–	–
Desheng Wang - CEO, Secretary	4,500	–	–	38.00	August 6, 2029	–	–	–	–
	2,250	–	–	20.00	December 10, 2030	–	–	–	–
	2,250	–	–	59.10	December 30, 2031	–	–	–	–
	2,250	–	–	42.70	December 30, 2032	–	–	–	–
	2,250	–	–	14.90	December 31, 2033	–	–	–	–
	2,250	–	–	4.75	December 31, 2034	–	–	–	–
Irving Kau - CFO		–	–	–	–	–	–	–	–
Michael Pope	938	–	–	59.10	December 30, 2031	–	–	–	–
	2,250	–	–	42.70	December 30, 2032	–	–	–	–
	2,250	–	–	14.90	December 31, 2033	–	–	–	–
	2,250	–	–	4.75	December 31, 2034	–	–	–	–
Carine Clark	4,500	–	–	38.00	August 6, 2029	–	–	–	–
	2,250	–	–	20.00	December 10, 2030	–	–	–	–
	2,250	–	–	59.10	December 30, 2031	–	–	–	–
	2,250	–	–	42.70	December 30, 2032	–	–	–	–
	2,250	–	–	14.90	December 31, 2033	–	–	–	–
	2,250	–	–	4.75	December 31, 2034	–	–	–	–
Sean Warren	2,250	–	–	42.70	December 30, 2032	–	–	–	–
	2,250	–	–	14.90	December 31, 2033	–	–	–	–
	2,250	–	–	4.75	December 31, 2034	–	–	–	–

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of December 31, 2024: (i) by each of our directors, (ii) by each of the named executive officers, (iii) by all of our executive officers and directors as a group, and (iv) by each person or entity known by us to beneficially own more than five percent (5%) of any class of our outstanding shares. As of December 31, 2024, there were 7,153,647 shares of our Common Stock outstanding.

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership %

Common	Desheng Wang, CEO, and Director	2,262,800	32%

Common	Edward Lee, Chairman and Director	1,202,250	16.8%

Common	Yan Chen	442,035	6.2%

Common	Michael Pope	7,920	*

Common	Irving Kau	3,600	*

Common	Carine Clark	15,750	*

Common	Sean Warren	6,750	*

*Less than 1%

(1) Applicable percentage of ownership is based on 7,153,647 shares of common stock outstanding on December 31, 2024.

Percentage ownership is determined based on shares owned together with securities exercisable or convertible into shares of Common Stock within 60 days of December 31, 2024, for each shareholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days of December 31, 2024, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Our Common Stock is our only issued and outstanding class of securities eligible to vote.

As of December 31, 2024, there were 3,965,065 shares of Common Stock outstanding owned by our officers and directors, which is approximately 55.43% of our total outstanding Common Stock.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are required to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us by our officers and directors, we believe that the Reporting Persons complied with all applicable Section 16(a) reporting requirements and that all required reports were filed in a timely manner during the fiscal year ended December 31, 2024, except as follows:

•	Dr. Edward Lee did not timely file a Form 4 to report certain indirect transfers of shares to beneficially owned entities, all of which occurred on or about September 25, 2024. These transactions were subsequently reported on a Form 5 filed with the SEC on February 19, 2025.

Pay versus Performance

We are providing the following information pursuant to Item 402(v) of Regulation S-K in order to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance. The following table reports the compensation of our Principal Executive Officer (“PEO”) and the average compensation of the other Named Executive Officers (“Non-PEO”) as reported in the table below for the past three fiscal years, as well as their “Compensation Actually Paid.” Compensation Actually Paid (“CAP”) as reported in this section is calculated pursuant to recently adopted SEC rules, which require various adjustments be made to amounts that have been previously reported in the table in previous years, as the SEC’s valuations methods for this section differ from those required in the table below. The dollar amounts represented by CAP do not reflect the actual amount of compensation earned or received by the PEO or executive officers during the applicable year.

Pay Versus Performance Table

Year	SCT Total for PEO (1)(2)	Compensation Actually Paid to PEO(4)	Average SCT Total for non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return(5)	GAAP Net Income(6)
(a)	(b)	(c)	(d)	(e)	(f)	(h)
2024	$170,615	$120,000	$204,741	$200,000	$23.49	$(3,200,138)
2023	$229,173	$122,308	$222,107	$203,532	$33.85	$(4,718,142)
2022	$141,020	$120,000	$160,000	$150,000	$72.58	$(4,926,937)

(1)	Dr. Desheng Wang has served as our PEO since 2014. Following are the names and years of service of our non-PEO NEOs whose averaged CAP are reflected in the Pay Versus Performance Table: Irving Kau, Chief Financial Officer, 2022 – 2024.

(2)	The dollar amounts reported are the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Total (“SCT”).

(3)	The dollar amounts reported represent the average of the amounts reported for our Company’s non-PEO NEOs as a group in the “Total” columns of the SCT.

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(4)	Calculations of Compensation Actually Paid (“CAP”) are reported in compliance with recently adopted SEC rules which require certain adjustments be made to the SCT reported totals. CAP does not necessarily represent cash, pension benefits and/or equity value transferred to the PEO or non-PEO NEOs without restriction, but rather is a value calculated under the applicable SEC rules. In general, CAP is calculated as the SCT total compensation amount adjusted to include (i) the current and prior service cost of pension benefits reported in the SCT (rather than the actuarial present value of accumulated benefits under such plans) and (ii) the “fair value” of equity awards as of December 31st of the applicable year or, if earlier, the vesting date (rather than the grant date).

“Fair value” is, generally, an estimate of the value of the equity award at the end of the covered fiscal year (or upon vesting or forfeiture, if earlier), that compares that value to the value at the start of the covered fiscal year value, taking into account dividends (if any) and certain assumptions used by the Company that depend upon the type of equity award.

(5)	Cumulative Total Shareholder Return (“TSR”) for each fiscal year is measured over a period running from the last trading day before the covered fiscal year began, through and including the end of the covered fiscal year, calculated assuming reinvested dividends. The closing price at the measurement point is then converted into a $100 fixed investment in company stock (or the stock of the peer group, as applicable.) The TSR applicable to each member of the peer group is weighted according to the respective market capitalization of the entity at the beginning of each measurement period.

(6)	The metric required is “net income or loss as required by Regulation S-X to be disclosed in the registrant’s audited GAAP financial statement,” and not net income attributable to the controlling interest.

Performance Measures

The Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that we use to determine the compensation of executives are designed to incentivize our executives to drive growth and long-term shareholder value. Below is an unranked list of the most important performance measures the Company used to link executive compensation and company performance for the most recently completed fiscal year:

Performance Measure
On-time filing of the quarterly and year end financials, barring any unmitigated legal or audit delays;

Increase of sales or accounts receivable over 20% on a quarter over quarter basis, due to efforts to build new lines of business (or building new lines of business, such as Lusher / One Touch Financial, related or unrelated, for investment and future growth);

Closure of merger(s) or acquisition(s) either through standard business combination or asset purchase agreement;
Completion of capital raise agreement(s), including ELOCs and convertibles, with associated parties including broker-dealers and investment funds; and
Average 90 day trading volume: Increase 15% over previous quarter.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Services provided by the Chief Executive Officer, Secretary, and Chief Financial Officer for the years ended December 31, 2024 and 2023 were as follows:

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023

Chief Executive Officer and Secretary	$141,000	$143,328
Chief Financial Officer	204,740	231,395
	$345,740	$374,723

Related Party Transactions

Loans with Related Persons

On September 7, 2023, the Company entered into a loan agreement with Golden Sunrise Investment LLC in the amount of $1,000,000. This loan is secured against the Company’s property, which serves as collateral, with a cost of $4.5 million pledged. At the time of entering the loan agreement, Golden Sunrise Investment LLC was owned by two of the Company’s shareholders who collectively owned approximately 19% of the Company’s outstanding shares. The loan has an annual interest rate of 12% and the principal amount has a due date of September 7, 2024. On March 5, 2024, the Company entered into an addendum to the loan agreement with Golden Sunrise Investment LLC, a related party obtaining an additional secured loan amount of $300,000 at an annual interest rate of 12% which is due September 7, 2024. The principal of $1,300,000 and interest of $28,208 were paid off on July 3, 2024, from the proceeds of the sale of the building. As of December 31, 2024, principal and interest under this loan was $0. The interest expense amount was $77,208 for the year ended December 31, 2024.

On April 2, 2024, the Company entered into a two-year loan agreement with the Company’s CEO Desheng Wang for the amount of $300,000. The loan has an annual interest rate of 12% and the principal and interest amount have a due date of April 1, 2026, as consistent with the previous and separate loan agreement with Golden Sunrise Investment LLC. During the year, the principal loan amount has been increased from $300,000 to $801,000. The interest expense amount was $19,501 for the year ended December 31, 2024. The principal and interest were paid off on July 9, 2024. As of December 31, 2024, principal and interest under this loan was $0.

Private Placement of Common Stock

As previously disclosed, on or about September 18, 2024, the Company completed the sale of 430,000 shares of Common Stock (the “Shares”) in a private placement to certain eligible investors for an aggregate purchase price of $1,290,000, or $3.00 per share. The Company and Dr. Desheng Wang, Chief Executive Officer, Secretary, and Director of the Company entered into a Subscription Agreement pursuant to which the Company agreed to issue and sell 100,000 shares of the Company’s Common Stock for $300,000 in cash. The Company and Dr. Edward Lee, Chairman of the Board of the Company entered into a Subscription Agreement pursuant to which the Company agreed to issue and sell 100,000 shares of the Company’s Common Stock for $300,000 in cash. The Subscription Agreements contain customary representations and warranties and was exempt from registration under Section 4(a)(2) of the Securities Act.

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REPORT OF THE COMPENSATION COMMITTEE

The information contained in this Report of the Compensation Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Compensation Committee is comprised of directors Ms. Carine Clark, the Chairperson of the Compensation Committee, Mr. Michael Pope and Mr. Sean Warren, all of whom have been determined by the Board of Directors to be independent under the NASDAQ listing standards and rules adopted by the SEC applicable to compensation committee members. The Compensation Committee operates under a written charter, a copy of which is available on our corporate website, www.focusuniversal.com. The Compensation Committee met four (4) times during 2024.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis and based on such review and discussions recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

By the Compensation Committee of the Board of Focus Universal Inc.

Carine Clark (Chairperson)

Sean Warren

Michael Pope

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PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Upon approval of the Audit Committee, Weinberg & Company, P.A. was appointed, effective January 5, 2024, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and December 31, 2024. The Company filed a Current Report on Form 8-K with the SEC on January 16, 2024, announcing the change in auditors, which filing is incorporated by reference herein.

The Audit Committee of the Board has appointed Weinberg & Company, P.A. to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, following a competitive process undertaken by the Audit Committee, and the Board recommends that shareholders ratify such appointment at the Annual Meeting.

Based on the direction of the Audit Committee, the Board is proposing that the shareholders ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Your ratification of the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, does not preclude the Board from terminating its engagement of Weinberg & Company, P.A. and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. The Company has been advised by Weinberg & Company, P.A. that neither that firm nor any of its partners had any direct financial interest or any material indirect financial interest in the Company, or any of its subsidiaries, except as independent certified public accountants. A representative of Weinberg & Company, P.A. is expected to be present at the Annual Meeting with the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions from the shareholders.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present, entitled to vote, and cast at the Annual Meeting will be required to ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm. Abstentions will have no effect on the ratification of Weinberg & Company, P.A. as our independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR” THE RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A.

Principal Accountant Fees and Services

The following table summarizes the fees billed by Weinberg & Company, P.A., our independent registered public accounting firm, for the fiscal years ended December 31, 2024 and 2023.

	Year ended December 31, 2024		Year ended December 31, 2023

Audit fees		$169,595		$92,000
Audit – related fees	$	Nil	$	Nil
Tax fees	$	Nil	$	Nil
All other fees	$	Nil	$	Nil

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements. Tax fees represent fees related to preparation of our corporation income tax returns. Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services.

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REPORT OF THE AUDIT COMMITTEE

The information contained in this Report of the Audit Committee shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

The Audit Committee is comprised of directors Mr. Michael Pope, the Chairperson of the Audit Committee, Ms. Carine Clark and Mr. Sean Warren, all of whom have been determined by the Board to be independent under the NASDAQ listing standards and rules adopted by the SEC applicable to audit committee members. The Board has determined that Mr. Michael Pope qualifies as an “audit committee financial expert” under the rules adopted by the SEC and the Sarbanes-Oxley Act. The duties and responsibilities of a member of the Audit Committee are in addition to his or her duties as a member of the Board. The Audit Committee operates under a written charter, a copy of which is available on our corporate website, www.focusuniversal.com. The Audit Committee met four (4) times during 2024.

The Audit Committee’s primary duties and responsibilities include monitoring the integrity of the Company’s audited financial statements, monitoring the independence and performance of the Company’s external auditors, and monitoring the Company’s compliance with applicable legal and regulatory requirements. The functions of the Audit Committee also include reviewing periodically with the Company’s independent registered public accounting firm the performance of the services for which they are engaged, including reviewing the scope of the annual audit and its results, reviewing with management and the auditors the adequacy of the Company’s internal accounting controls, reviewing with management and the auditors the financial results prior to the filing of quarterly and annual reports, reviewing fees charged by the Company’s independent registered public accounting firm and reviewing any transactions between the Company and related parties. The Company’s independent registered public accounting firm reports directly and is accountable solely to the Audit Committee. The Audit Committee has the sole authority to hire and fire the independent registered public accounting firm and is responsible for the oversight of the performance of their duties, including ensuring the independence of the independent registered public accounting firm. The Audit Committee also approves in advance the retention of, and all fees to be paid to, the independent registered public accounting firm. The rendering of any auditing services and all non-auditing services by the independent registered public accounting firm is subject to prior approval of the Audit Committee.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In carrying out these responsibilities, the Audit Committee monitored the Company’s operational effectiveness regarding the progress and completion of the implementation of the Company’s internal controls.

In overseeing the preparation of the Company’s audited financial statements, the Audit Committee met with the Company’s Chief Financial Officer and management, and held meetings with the Company’s independent registered public accounting firm, both in the presence of management and privately, to review and discuss all financial statements prior to their issuance, the overall scope and plans for the preparation of the financial statements and respective audit, and the evaluation of the Company’s internal controls and significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the statements with both management and the Company’s independent registered public accounting firm. In accordance with Section 204 of the Sarbanes-Oxley Act of 2002 and the Public Company Accounting Oversight Board (“PCAOB”) Audit Standard No. 16-1301 (Communications with Audit Committees), the Audit Committee has discussed with the Company’s independent registered public accounting firm all matters required to be discussed under the Sarbanes-Oxley Act and the foregoing standards. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

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With respect to the Company’s independent registered public accounting firm, the Audit Committee, among other things, discussed with Weinberg & Company, P.A. matters relating to their independence, including the written disclosures made to the Audit Committee as required by the PCAOB Rule 3526, Communications with Audit Committees Concerning Independence. The Audit Committee also reviewed and approved the audit fees of Weinberg & Company, P.A.

On the basis of these reviews and discussions, the Audit Committee (i) appointed Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal years ending December 31, 2025, and (ii) recommended to the Board that it approve the inclusion of the Company’s audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

By the Audit Committee of the Board of Focus Universal Inc.

Michael Pope (Chairperson)

Carine Clark

Sean Warren

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PROPOSAL THREE

APPROVAL TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Background

Our Articles of Incorporation currently authorize a total of 15,000,000 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”). After careful consideration, our Board recommends that our shareholders approve a proposal to amend and restate, at the sole discretion of the Board to adopt, our Articles of Incorporation to increase the number of authorized shares of Common Stock from 15,000,000 shares to 25,000,000 shares of Common Stock.

The text of the proposed Amendment and Restatement to our Articles of Incorporation (the “Amended and Restated Articles”), is attached as Appendix A to this Proxy Statement.

The Board has adopted a resolution (i)  declaring the advisability of potentially filing the Amended and Restated Articles to authorize an additional 10,000,000 shares of Common Stock, subject to shareholder approval, (ii)  in connection therewith, approving a form of amendment and restatement to our Articles of Incorporation, subject to shareholder approval, and (iii)  authorizing any other action the Board deems necessary to effect such amendment and restatement to our Articles of Incorporation, without further approval or authorization of the Company’s shareholders.

The adoption of the Amendment and Restatement of the Articles is expressly conditioned upon the approval of the Amended and Restated Articles by our shareholders. Accordingly, if we do not receive the required shareholder approval for the Amended and Restated Articles, we will not adopt the Amended and Restated Articles. However, even if approved by the shareholders at the Annual Meeting, the Board will retain the discretion to determine whether to file the Amended and Restated Articles with the Secretary of State of the State of Nevada. If shareholders approve and the Board determines, in its sole discretion, to file the Amended and Restated Articles with the Secretary of State of the State of Nevada, it will become effective upon the filing of the Amended and Restated Articles with the Secretary of State of the State of Nevada.

Purpose of the Proposed Amendment

The purpose of the proposed amendment is to increase the number of Common Stock shares available (without delay or the necessity for a special shareholders’ meeting) for issuance to investors who agree to provide the Company with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our Board may determine are in the best interest of the Company and our shareholders. Our Board believes it is in the best interest of our Company to increase the number of authorized shares of Common Stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, future financing and recapitalization efforts as well as other general corporate transactions. The Board believes that additional authorized shares of Common Stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us. We are considering issuing part of the additional shares of Common Stock that will result from the adoption of the proposed amendment to raise funds as may be required from time to time to pursue our business objectives, including research and development of our products; however, we do not have any definitive plans, arrangements, understandings or agreements to issue any of the proposed additional authorized shares of Common Stock that will become available for issuance if this Proposal is approved and the Amended and Restated Articles is subsequently adopted and filed by the Board.

Reasons for the Proposed Amendment

After careful consideration, our Board determined in a meeting held on February 26, 2025 by resolution, to approve the Amended and Restated Articles, subject to shareholder approval, to authorize the increase of the number of authorized shares of our Common Stock from 15,000,000 shares to 25,000,000 shares of Common Stock as set forth in Article Four of the Amended and Restated Articles as described above. In making this decision, the Board considered it advisable and preferable to have a sufficient number of unissued and unreserved authorized shares of Common Stock to provide us with flexibility with respect to our authorized capital sufficient to execute our business strategy and to enhance shareholder value without delay or the necessity for a special shareholders’ meeting.

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The additional shares of Common Stock, if the Amended and Restated Articles is subsequently adopted by the shareholders and filed by the Board, will be available for issuance by the Board for various corporate purposes, including but not limited to, raising capital, strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, stock splits and stock dividends, as well as other general corporate transactions, and providing equity incentive grants under employee stock plans. We do not currently have any definitive agreements or arrangements to issue any of the proposed additional authorized shares of Common Stock that will become available for issuance if this proposal is approved, and the Amended and Restated Articles is subsequently adopted and filed by the Board.

Effect of the Proposed Amendment

If the proposed Amended and Restated Articles to authorize an additional 10,000,000 shares of Common Stock described above is approved and adopted by our shareholders and subsequently filed by the Board, we will have the authority under our Articles of Incorporation to have up to 25,000,000 shares of Common Stock issued and outstanding. As of December 31, 2024, we had 7,153,647 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. If this proposal is approved, the additional authorized shares may be issued at the discretion of our Board without further shareholder action, except as may be required by law or the rules of NASDAQ. The increase in authorized shares would not have any immediate dilutive effect on the proportionate voting power or other rights of existing shareholders. However, any subsequent issuance of shares of Common Stock, other than on a pro-rata basis to all shareholders, would reduce each shareholder’s proportionate interest in the Company. Any of the additional shares of Common Stock issued in the future would have the same rights and privileges as attach to the Common Stock currently authorized and outstanding and the par value of the Common Stock would remain unchanged at no par value per share. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

The Board has not proposed the increase in the number of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company.

If the shareholders approve the proposal and if the Amended and Restated Articles is subsequently adopted and filed by the Board, the Amended and Restated Articles will become effective upon the filing of the Amended and Restated Articles as set out above and in Appendix A with the Secretary of State of the State of Nevada.

Risks/Impacts of Non-approval

If the proposed Amended and Restated Articles to authorize a total of 25,000,000 shares of Common Stock described above is not approved and adopted by our shareholders, our Articles of Incorporation will not be amended and restated as set forth above and we will continue to have the authority under our Articles of Incorporation to have up to 15,000,000 shares of Common Stock issued and outstanding.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the share increase proposed above that is not shared by all other shareholders.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposed Amended and Restated Articles to authorize, at the sole discretion of the Board, a total of 25,000,000 shares of Common Stock.

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This proposal will be approved if the votes cast represent a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the Proposal. Therefore, abstentions will have no effect on the approval to amend and restate the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock to a total of 25,000,000 shares. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF, SUBJECT TO THE BOARD OF DIRECTORS’ DISCRETION TO ADOPT, AN AMENDMENT AND RESTATEMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 25,000,000 SHARES AS DESCRIBED UNDER PROPOSAL THREE AND SET FORTH IN APPENDIX A HERETO.

Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” the approval of, subject to the Board’s discretion to adopt, an amendment and restatement to the Articles of Incorporation to increase the number of authorized shares of Common Stock to 25,000,000 shares.

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PROPOSAL FOUR

APPROVAL TO AUTHORIZE SHARES OF PREFERRED STOCK

Background

Our Articles of Incorporation currently does not authorize any shares of preferred stock. After careful consideration, our Board recommends that our shareholders approve a proposal to amend and restate, at the sole discretion of the Board to adopt, our Articles of Incorporation to authorize 5,000,000 shares of blank check preferred stock, $0.001 par value per share (“Preferred Stock”).

The text of the proposed Amendment and Restatement to our Articles of Incorporation (the “Amended and Restated Articles”), is attached as Appendix B to this Proxy Statement.

The Board has adopted a resolution (i) declaring the advisability of potentially filing the Amended and Restated Articles to authorize an 5,000,000 shares of Preferred Stock, subject to shareholder approval, (ii) in connection therewith, approving a form of amendment and restatement to our Articles of Incorporation, subject to shareholder approval, and (iii) authorizing any other action the Board deems necessary to effect such amendment and restatement to our Articles of Incorporation, without further approval or authorization of the Company’s shareholders.

The adoption of the Amendment and Restatement of the Articles is expressly conditioned upon the approval by our shareholders. Accordingly, if we do not receive the required shareholder approval for the Amended and Restated Articles, we will not adopt the Amended and Restated Articles. However, even if approved by the shareholders at the Annual Meeting, the Board will retain the discretion to determine whether to file the Amended and Restated Articles with the Secretary of State of the State of Nevada. If shareholders approve and the Board determines, in its sole discretion, to file the Amended and Restated Articles with the Secretary of State of the State of Nevada, it will become effective upon the filing of the Amended and Restated Articles with the Secretary of State of the State of Nevada.

Purpose of the Proposed Amendment

The purpose of the proposed amendment is to authorize shares of Preferred Stock to be available (without delay or the necessity for a special shareholders’ meeting) for issuance to investors who agree to provide the Company with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, and other transactions under which our Board may determine are in the best interest of the Company and our shareholders. Our Board believes it is in the best interest of our Company to authorize shares of Preferred Stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, future financing and recapitalization efforts as well as other general corporate transactions. The Board believes that authorized shares of Preferred Stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us. We are considering issuing part of the authorized shares of Preferred Stock that will result from the adoption of the proposed amendment to raise funds as may be required from time to time to pursue our business objectives, including research and development of our products; however, we do not have any definitive plans, arrangements, understandings or agreements to issue any of the proposed authorized shares of Preferred Stock that will become available for issuance if this Proposal is approved and the Amended and Restated Articles is subsequently adopted and filed by the Board.

Reasons for the Proposed Amendment

After careful consideration, our Board determined in a meeting held on February 26, 2025, by resolution, to approve the Amended and Restated Articles, subject to shareholder approval, to authorize 5,000,000 shares of Preferred Stock as set forth in Article Four of the Amended and Restated Articles as described above. In making this decision, the Board considered it advisable and preferable to have a sufficient number of unissued and unreserved authorized shares of Preferred Stock to provide us with flexibility with respect to our authorized capital sufficient to execute our business strategy and to enhance shareholder value without delay or the necessity for a special shareholders’ meeting.

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The shares of Preferred Stock, if the Amended and Restated Articles is subsequently adopted by the shareholders and filed by the Board, will be available for issuance by the Board for various corporate purposes, including but not limited to, raising capital, strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, and stock dividends, as well as other general corporate transactions. We do not currently have any definitive agreements or arrangements to issue any of the proposed authorized shares of Preferred Stock that will become available for issuance if this proposal is approved, and the Amended and Restated Articles is subsequently adopted and filed by the Board.

Effect of the Proposed Amendment and Restatement

As of December 31, 2024, we had 7,153,647 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. If the proposed Amended and Restated Articles to authorize 5,000,000 shares of Preferred Stock described above is approved and adopted by our shareholders and subsequently filed, our Board would be able to issue the shares of authorized preferred stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions and by filing a certificate of designation pursuant to the Nevada Revised Statutes, from time to time providing for the issuance of such preferred stock. If this proposal is approved, the authorized shares may be issued at the discretion of our Board without further shareholder action, except as may be required by law or the rules of NASDAQ.

The Board has not proposed the authorized shares of Preferred Stock with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company.

If the shareholders approve the proposal and if the Amended and Restated Articles is subsequently adopted and filed by the Board, the Amended and Restated Articles will become effective upon the filing of the Amended and Restated Articles as set out above and in Appendix B with the Secretary of State of the State of Nevada.

Risks/Impacts of Non-approval

If the proposed Amended and Restated Articles to authorize a total of 5,000,000 shares of Preferred Stock described above is not approved and adopted by our shareholders, our Articles of Incorporation will not be amended and restated as set forth above and we will continue to have no authority under our Articles of Incorporation to issue shares of Preferred Stock.

Interest of Certain Persons in Matter to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the share increase proposed above that is not shared by all other shareholders.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the proposed Amended and Restated Articles to authorize, at the sole discretion of the Board, a total of 5,000,000 shares of Preferred Stock.

This Proposal will be approved if the votes cast represent a majority of the shares entitled to vote and represented at the meeting in person or by proxy vote in favor of the Proposal. Therefore, abstentions will have no effect on the approval to amend and restate the Company’s Articles of Incorporation to authorize shares of Preferred Stock to a total of 5,000,000 shares. Broker non-votes will have no effect on the outcome of the vote.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF, SUBJECT TO THE BOARD OF DIRECTORS’ DISCRETION TO ADOPT, AN AMENDMENT AND RESTATEMENT TO THE ARTICLES OF INCORPORATION TO AUTHORIZE 5,000,000 SHARES OF PREFERRED STOCK AS DESCRIBED UNDER PROPOSAL FOUR AND SET FORTH IN APPENDIX B HERETO.

Unless otherwise instructed, the proxyholders will vote all properly submitted proxies “FOR” the approval of, subject to the Board’s discretion to adopt, an amendment and restatement to the Articles of Incorporation to authorize 5,000,000 shares of Preferred Stock.

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PROPOSAL FIVE

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

General

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking our shareholders to provide advisory approval of the compensation of our named executive officers (“NEOs”), as we have described it in the “Executive Compensation” section of this proxy statement beginning on page 21. This proposal is commonly known as a “Say-on-Pay” proposal, gives the Company’s shareholders the opportunity to express their views on our NEOs compensation as a whole. This vote is not intended to address any specific item of compensation or any specific NEO, but rather the overall compensation of all of our NEOs and the philosophy, policies and practices described in this proxy statement.

While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining future executive compensation.

We ask our shareholders to endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and other related disclosure.”

The vote on this Proposal Five is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from the Company’s shareholders and will consider the outcome of the vote when making future executive compensation decisions.

We expect the next advisory Say-on-Pay vote will occur at the 2028 annual meeting of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY VOTE APPROVING THE EXECUTIVE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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PROPOSAL SIX

NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTE TO

APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, at least once every six (6) years, we are asking our shareholders to recommend, in an advisory, non-binding vote, whether a vote to approve the compensation of our NEOs should occur every one, two, or three years.

By voting on this Proposal Six, shareholders may indicate whether they would prefer a non-binding vote on named executive officer compensation once every one, two, or three years.

After careful consideration, our Board has determined that a non-binding vote on executive compensation that occurs triennially is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a three-year interval for the non-binding vote on executive compensation.

In formulating its recommendation, our Board considered that given the nature of our compensation programs, a triennial vote would be sufficient for our stockholders to provide us with their input on our compensation philosophy, policies and practices. A triennial approach provides regular input by shareholders, while allowing time to evaluate the effects of our compensation program on performance over a longer period. However, we understand that our shareholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our shareholders on this Proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below:

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.”

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. However, this vote is advisory and is not binding on the Company, the Compensation Committee, or our Board. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A TRIENNIAL VOTE AS THE FREQUENCY WITH WHICH SHAREHOLDERS ARE PROVIDED AN ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION.

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DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and Proxy Statement for the 2025 Annual Meeting of Shareholders will be delivered to an address where two or more shareholders reside unless we have received contrary instructions from a shareholder at the address. A separate Proxy Card will be delivered to each shareholder at the shared address.

If you are a shareholder who lives at a shared address and you would like additional copies of the Annual Report on Form 10-K, this Proxy Statement or any future annual reports or proxy statements, please contact Focus Universal Inc. at (626) 272-3883 or in writing at 2311 East Locust Court, Ontario, CA, 91761 and a copy will be promptly mailed to you.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2025. This Proxy Statement, the Notice of Annual Meeting of Shareholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at http://www.proxyvote.com.

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ADDITIONAL INFORMATION

The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, is being mailed with this Proxy Statement to each shareholder entitled to vote at the Annual Meeting. Any shareholder who wishes to submit a proposal for action to be included in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders in accordance with Rule 14a-8 of the Securities Exchange Act and the Company’s bylaws must submit such proposal so that it is received by the Secretary of the Company by December 31, 2025.

The accompanying proxy is solicited by and on behalf of the Company’s Board. The cost of such solicitation will be borne by the Company. In addition to solicitation by mail, regular employees of the Company may, if necessary to assure the presence of a quorum, solicit proxies in person, or by telephone, facsimile or other electronic means. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries, for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such entities for reasonable out-of-pocket expenses incurred in connection therewith. The Company has engaged Broadridge Financial Services, Inc. to assist in the tabulation of proxies.

If any matter not described in this Proxy Statement should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by that proxy in accordance with their best judgment unless a shareholder, by striking out the appropriate provision of the proxy, chooses to withhold authority to vote on such matters. As of the date this Proxy Statement was printed, the directors knew of no other matters to be brought before the Annual Meeting.

Copies of Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements can also be obtained directly from the Company free of charge by sending a request to the Company by mail as follows:

Focus Universal Inc.

2311 East Locust Court

Ontario, California 91761

Attention: Investor Relations

In addition, the Company’s public reports, including Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Proxy Statements, can be obtained through the SEC’s EDGAR Database over the internet at www.sec.gov.

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OTHER MATTERS

If the shareholders approve both the Common Stock Proposal and the Preferred Stock Proposal and if the Amended and Restated Articles is subsequently adopted and filed by the Board, the Amended and Restated Articles will increase the number of authorized shares of Common Stock from 15,000,000 shares to 25,000,000 shares of Common Stock and authorize 5,000,000 shares of Preferred Stock. The Amended and Restated Articles will become effective upon the filing of the Amended and Restated Articles as set out in Appendix C with the Secretary of State of the State of Nevada.

Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies will be voted in accordance with the judgment of the persons acting as proxies.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Desheng Wang
Desheng Wang
Chief Executive Officer, Secretary, and Director
April 30, 2025

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APPENDIX A

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FOCUS UNIVERSAL INC.

a Nevada corporation

First. The name of the corporation is Focus Universal Inc. (the “Corporation”).

SECOND. The Corporation may maintain an office, or offices, in such other places within or outside the State of Nevada as may be from time to time designated by the Board of Directors or the Bylaws of the Corporation. The Corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this Corporation is formed are to engage in any lawful activity, including, but not limited to the following:

a)	Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.
b)	May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this Corporation is organized.
c)	Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.
d)	Shall have power to sue and be sued in any court of law or equity.
e)	Shall have power to make contracts.
f)	Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.
g)	Shall have power to appoint such officers and agents as the affairs of the Corporation shall require, and to allow them suitable compensation.
h)	Shall have power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.
i)	Shall have power to wind up and dissolve itself, or be wound up or dissolved.
j)	Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.
k)	Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.
l)	Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all rights, powers and privileges of ownership, including the right to vote, if any.
m)	Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property to fund.
n)	Shall have power to conduct business, have one or more offices, and conduct any legal activity in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.
o)	Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the Corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the Corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the Corporation, or any amendments thereof.
p)	Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.
q)	Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

A-1

FOURTH. The total number of shares that the Corporation is authorized to issue is ~~150,000,000~~ 25,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”). Said shares may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors.

FIFTH. The governing board of the Corporation shall be styled as a “Board of Directors” and any member of such Board of Directors shall be known as “Directors” and the number of Directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of Directors shall not be reduced to fewer than one (1). The Board of Directors shall have five (5) members and the name and address of the Directors shall be as follows:

Name	Address
Desheng Wang	2311 East Locust Court, Ontario, California 91761
Edward Lee	2311 East Locust Court, Ontario, California 91761
Michael Pope	2311 East Locust Court, Ontario, California 91761
Carine Clark	2311 East Locust Court, Ontario, California 91761
Sean Warren	2311 East Locust Court, Ontario, California 91761

SIXTH. The capital stock, after the amount of the subscription price, or par value, has been aid in, shall not be subject to assessment to pay the debts of the Corporation.

SEVENTH. The name and address of the registered agent of the Corporation in the State of Nevada is:

Registered Agent Solutions, Inc.

187 E Warm Springs Road, Suite B

Las Vegas, NV, 89119, USA

EIGHTH. The Corporation is to have perpetual existence.

NINTH. In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

a)	Subject to the Bylaws, if any, adopted by the Stockholders, to make, alter or amend the Bylaws of the Corporation.

b)	To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

c)	By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names as may be stated in the Bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

d)	When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

A-2

TENTH. No Stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

ELEVENTH. No Director or Officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the Corporation for acts or omissions prior to such repeal or modification.

TWELFTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Second Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Second Amended and Restated Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Articles of Incorporation to be executed by a duly authorized officer on this _____ day of ____________, 2025.

________________________________

Desheng Wang, Chief Executive Officer

A-3

APPENDIX B

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FOCUS UNIVERSAL INC.

a Nevada corporation

First. The name of the corporation is Focus Universal Inc. (the “Corporation”).

SECOND. The Corporation may maintain an office, or offices, in such other places within or outside the State of Nevada as may be from time to time designated by the Board of Directors or the Bylaws of the Corporation. The Corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this Corporation is formed are to engage in any lawful activity, including, but not limited to the following:

a)	Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.
b)	May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this Corporation is organized.
c)	Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.
d)	Shall have power to sue and be sued in any court of law or equity.
e)	Shall have power to make contracts.
f)	Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.
g)	Shall have power to appoint such officers and agents as the affairs of the Corporation shall require, and to allow them suitable compensation.
h)	Shall have power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.
i)	Shall have power to wind up and dissolve itself, or be wound up or dissolved.
j)	Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.
k)	Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.
l)	Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all rights, powers and privileges of ownership, including the right to vote, if any.
m)	Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property to fund.
n)	Shall have power to conduct business, have one or more offices, and conduct any legal activity in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.
o)	Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the Corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the Corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the Corporation, or any amendments thereof.
p)	Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.
q)	Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

B-1

FOURTH. The total number of shares that the Corporation is authorized to issue is ~~150,000,000~~ 15,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 shares designated as blank check preferred stock, par value $0.001 per share (the “Preferred Stock”). Said shares may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors. Preferred Stock may be issued from time to time in one or more series by the Board of Directors adopting resolution(s) providing for the issuance of such shares and by filing a certificate of designation to determine and fix the number of shares of such series and such voting powers, and such other designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions to the extent permitted by law. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

FIFTH. The governing board of the Corporation shall be styled as a “Board of Directors” and any member of such Board of Directors shall be known as “Directors” and the number of Directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of Directors shall not be reduced to fewer than one (1). The Board of Directors shall have five (5) members and the name and address of the Directors shall be as follows:

Name	Address
Desheng Wang	2311 East Locust Court, Ontario, California 91761
Edward Lee	2311 East Locust Court, Ontario, California 91761
Michael Pope	2311 East Locust Court, Ontario, California 91761
Carine Clark	2311 East Locust Court, Ontario, California 91761
Sean Warren	2311 East Locust Court, Ontario, California 91761

SIXTH. The capital stock, after the amount of the subscription price, or par value, has been aid in, shall not be subject to assessment to pay the debts of the Corporation.

SEVENTH. The name and address of the registered agent of the Corporation in the State of Nevada is:

Registered Agent Solutions, Inc.

187 E Warm Springs Road, Suite B

Las Vegas, NV, 89119, USA

EIGHTH. The Corporation is to have perpetual existence.

NINTH. In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

e)	Subject to the Bylaws, if any, adopted by the Stockholders, to make, alter or amend the Bylaws of the Corporation.

f)	To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

g)	By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names as may be stated in the Bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

h)	When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

B-2

TENTH. No Stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

ELEVENTH. No Director or Officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the Corporation for acts or omissions prior to such repeal or modification.

TWELFTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Second Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Second Amended and Restated Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Articles of Incorporation to be executed by a duly authorized officer on this _____ day of ____________, 2025.

________________________________

Desheng Wang, Chief Executive Officer

B-3

APPENDIX C

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

FOCUS UNIVERSAL INC.

a Nevada corporation

First. The name of the corporation is Focus Universal Inc. (the “Corporation”).

SECOND. The Corporation may maintain an office, or offices, in such other places within or outside the State of Nevada as may be from time to time designated by the Board of Directors or the Bylaws of the Corporation. The Corporation may conduct all corporation business of every kind and nature outside the State of Nevada as well as within the State of Nevada.

THIRD. The objects for which this Corporation is formed are to engage in any lawful activity, including, but not limited to the following:

a)	Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law.
b)	May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this Corporation is organized.
c)	Shall have power to have succession by its corporate name for the period limited in its certificate or articles of incorporation, and when no period is limited, perpetually, or until dissolved and its affairs wound up according to law.
d)	Shall have power to sue and be sued in any court of law or equity.
e)	Shall have power to make contracts.
f)	Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country.
g)	Shall have power to appoint such officers and agents as the affairs of the Corporation shall require, and to allow them suitable compensation.
h)	Shall have power to make By-Laws not inconsistent with the constitution or laws of the United States, or of the State of Nevada, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business, and the calling and holding of meetings of its stockholders.
i)	Shall have power to wind up and dissolve itself, or be wound up or dissolved.
j)	Shall have power to adopt and use a common seal or stamp, and alter the same at pleasure. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or nonuse shall not in any way affect the legality of the document.
k)	Shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligations and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for any other lawful object.
l)	Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all rights, powers and privileges of ownership, including the right to vote, if any.
m)	Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefore its capital, capital surplus, surplus, or other property to fund.
n)	Shall have power to conduct business, have one or more offices, and conduct any legal activity in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries.
o)	Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the Corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the Corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the Corporation, or any amendments thereof.
p)	Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes.
q)	Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

C-1

FOURTH. The total number of shares that the Corporation is authorized to issue is ~~150,000,000~~ 25,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 shares designated as blank check preferred stock, par value $0.001 per share (the “Preferred Stock”). Said shares may be issued by the corporation from time to time for such consideration as may be fixed by the Board of Directors. Preferred Stock may be issued from time to time in one or more series by the Board of Directors adopting resolution(s) providing for the issuance of such shares and by filing a certificate of designation to determine and fix the number of shares of such series and such voting powers, and such other designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions to the extent permitted by law. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

FIFTH. The governing board of the Corporation shall be styled as a “Board of Directors” and any member of such Board of Directors shall be known as “Directors” and the number of Directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this Corporation, providing that the number of Directors shall not be reduced to fewer than one (1). The Board of Directors shall have five (5) members and the name and address of the Directors shall be as follows:

Name	Address
Desheng Wang	2311 East Locust Court, Ontario, California 91761
Edward Lee	2311 East Locust Court, Ontario, California 91761
Michael Pope	2311 East Locust Court, Ontario, California 91761
Carine Clark	2311 East Locust Court, Ontario, California 91761
Sean Warren	2311 East Locust Court, Ontario, California 91761

‘

SIXTH. The capital stock, after the amount of the subscription price, or par value, has been aid in, shall not be subject to assessment to pay the debts of the Corporation.

SEVENTH. The name and address of the registered agent of the Corporation in the State of Nevada is:

Registered Agent Solutions, Inc.

187 E Warm Springs Road, Suite B

Las Vegas, NV, 89119, USA

EIGHTH. The Corporation is to have perpetual existence.

NINTH. In furtherance and not in limitation of the powers conferred by the statute, the Board of Directors is expressly authorized:

i)	Subject to the Bylaws, if any, adopted by the Stockholders, to make, alter or amend the Bylaws of the Corporation.

j)	To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation.

k)	By resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the Bylaws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names as may be stated in the Bylaws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors.

l)	When and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

C-2

TENTH. No Stockholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

ELEVENTH. No Director or Officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a Director or Officer involving any act or omission of any such Director or Officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director or Officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of the law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the Stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitations on the personal liability of a Director or Officer of the Corporation for acts or omissions prior to such repeal or modification.

TWELFTH. This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Second Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Second Amended and Restated Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned has caused this Second Amended and Restated Articles of Incorporation to be executed by a duly authorized officer on this _____ day of ____________, 2025.

_________________________________

Desheng Wang, Chief Executive Officer

C-3

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V73196-P31048

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FOCUS UNIVERSAL INC.

The Board of Directors recommends a vote FOR all of the following nominees listed:

Nominees:	For	Against	Abstain
1a. Dr. Desheng Wang	☐	☐	☐
1b. Dr. Edward Lee	☐	☐	☐
1c. Michael Pope	☐	☐	☐
1d. Carine Clark	☐	☐	☐
1e. Sean Warren	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2:

The Board of Directors recommends a vote FOR Proposal 3:

The Board of Directors recommends a vote FOR Proposal 4:

The Board of Directors recommends a vote FOR Proposal 5:

The Board of Directors recommends every 3 YEARS for Proposal 6:

	1 Year	2 Years	3 Years	Abstain
6. To approve, on a non-binding advisory basis, the frequency of the shareholder advisory vote on the compensation of our named executive officers.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V73197-P31048

FOCUS UNIVERSAL INC.
Annual Meeting of Shareholders
June 20, 2025 2:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dr. Desheng Wang and Dr. Edward Lee, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of FOCUS UNIVERSAL INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 P.M. on June 20, 2025, at the Company's headquarters located at 2311 East Locust Court, Ontario, California 91761, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Your **Vote** Counts!

FOCUS UNIVERSAL INC.

2025 Annual Meeting of Shareholders
Vote by June 19, 2025
11:59 PM ET

V73198-P31048

You invested in FOCUS UNIVERSAL INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 20, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by making a request prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Control #

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Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 20, 2025
2:00 P.M.

2311 East Locust Court
Ontario, California 91761

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect five members to the Board of Directors of the Company to serve until the 2026 Annual Meeting of Stockholders: **Nominees:**	
1a.	Dr. Desheng Wang	For
1b.	Dr. Edward Lee	For
1c.	Michael Pope	For
1d.	Carine Clark	For
1e.	Sean Warren	For
2.	To ratify the selection of Weinberg & Company, P.A. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	To approve, subject to the Board of Directors' discretion, to adopt, an amendment and restatement to our Articles of Incorporation to increase the number of authorized shares of our Common Stock, $0.001 par value per share, from 15,000,000 shares to 25,000,000 shares.	For
4.	To approve, subject to the Board of Directors' discretion, to adopt, an amendment and restatement to our Articles of Incorporation to authorize 5,000,000 shares of Preferred Stock, $0.001 par value per share.	For
5.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	For
6.	To approve, on a non-binding advisory basis, the frequency of the shareholder advisory vote on the compensation of our named executive officers.	3 Years

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V73199-P31048